UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)	October 12, 2012
______________________

HOLLYWOOD MEDIA CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-14332	65-0385686

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida	33431

(Address of Principal Executive Offices)	(Zip Code)

(561) 998-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01       Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 12, 2012, Hollywood Media Corp. (the “Company”) dismissed Kaufman, Rossin & Co., P.A. (“Kaufman”) as the Company’s independent registered public accounting firm, effective as of October 12, 2012. The decision to dismiss Kaufman was recommended and approved jointly by the Company’s Board of Directors (the “Board”) and the Audit Committee of the Board (the “Audit Committee”) as part of the Company’s continuing effort to reduce costs and expenses while maintaining an equivalent level of audit quality and services.

The reports of Kaufman on the Company’s consolidated financial statements as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2011 and 2010, and through October 12, 2012, there were no (a) disagreements with Kaufman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Kaufman’s satisfaction, would have caused Kaufman to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kaufman with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Kaufman a letter addressed to the Securities and Exchange Commission indicating whether Kaufman agrees with such disclosures. A copy of Kaufman’s letter to the Securities and Exchange Commission dated October 15, 2012 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Independent Registered Public Accounting Firm

On October 12, 2012, concurrently with the dismissal of Kaufman and upon the joint recommendation and approval of the Board and the Audit Committee, the Company engaged Marcum LLP as the Company’s independent registered public accounting firm, effective as of October 17, 2012.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through October 17, 2012, neither the Company nor anyone on the Company’s behalf has consulted with Marcum LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SECTION 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter dated October 15, 2012 from Kaufman, Rossin & Co., P.A. to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Media Corp.
Date: October 18, 2012
	By:	/s/ Mitchell Rubenstein
		Name:	Mitchell Rubenstein
		Title:	Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter dated October 15, 2012 from Kaufman, Rossin & Co., P.A. to the Securities and Exchange Commission.